QES Credit Long/Short Strategy Fund

a series of Advisors Preferred Trust

Class A Shares	QXCAX
Class C Shares
Class I Shares

Supplement dated May 11, 2015

The following supplements the Class A shares prospectus dated January 5, 2015; and the Class C and Class I shares prospectus dated December 31, 2014, as supplemented May 1, 2015.

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Effective May 11, 2015, the Fund has invested 100% of its total assets in cash and cash equivalents, including short-term debt securities and money market instruments. The Fund will remain invested in cash and cash equivalents until at least June 30, 2015, when it is expected that changes to the Fund’s name, investment objective and principal investment strategies will become effective. During this time period, the Fund will not achieve its investment objective.

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This Supplement, each Prospectus, the Fund’s Statement of Additional Information and supplement dated May 1, 2015 provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and Statement of Additional Information has been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling toll-free 1-844-798-3877 or by visiting www.advisorspreferred.com.